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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 19, 2002

PEREGRINE SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22209	95-3773312
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
3611 Valley Centre Drive, San Diego, California		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (858) 481-5000

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

        As previously reported, on September 22, 2002, Peregrine Systems, Inc. (the "Company") and Peregrine Remedy, Inc., a wholly-owned subsidiary of the Company ("Remedy"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Case Nos. 02-12740 (JKF) and 02-12741 (JFK)). Prior to filing these petitions with the Bankruptcy Court, the Company and Remedy entered into an Acquisition Agreement (the "Agreement"), dated September 20, 2002, by and among the Company, Remedy and BMC Software, Inc. ("BMC"), pursuant to which BMC agreed to acquire all of the assets and substantially all of the liabilities of Peregrine's Remedy business unit for $350 million, subject to approval by the Bankruptcy Court. On November 20, 2002, the Bankruptcy Court entered a Sale Order approving the Agreement and the transactions contemplated therein (the "Sale") for a purchase price of $355 million. The Sale was consummated on November 20, 2002.

        The $355 million purchase price is subject to an upward or downward adjustment on a dollar-for-dollar basis to the extent that the acquired current assets of the Remedy business unit, less the liabilities assumed by BMC (excluding deferred revenues), is greater or less than $28.67 million. Of the $355 million purchase price, $10 million is being held in escrow in accordance with the terms and conditions of an escrow agreement by and among J.P. Morgan Chase Bank, as escrow agent, BMC and the Company to satisfy any obligations of the Company to repay a portion of the purchase price pursuant to the purchase price adjustment or to indemnify BMC against any claims made by BMC against the Company for any breaches of its representations or warranties contained in or made pursuant to the Agreement.

Item 5. Other Events.

        On November 19, 2002, William D. Savoy resigned from the Peregrine Systems, Inc. Board of Directors.

Item 7. Financial Statements and Exhibits.

        7(a)    Not applicable.

        7(b)    The pro forma information required by this Item 7(b) will be filed by amendment to this Current Report.

        7(c)    Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

          2.1    Acquisition Agreement, dated as of September 20, 2002, by and among BMC Software, Inc., Peregrine Systems, Inc. and Peregrine Remedy, Inc.

          2.2    First Amendment to Acquisition Agreement, dated as of September 24, 2002, by and among BMC Software, Inc., Peregrine Systems, Inc. and Peregrine Remedy, Inc.

          2.3    Second Amendment to Acquisition Agreement, dated as of October 25, 2002, by and among BMC Software, Inc., Peregrine Systems, Inc. and Peregrine Remedy, Inc.

          2.4    Third Amendment to Acquisition Agreement, dated as of November 18, 2002, by and among BMC Software, Inc., Peregrine Systems, Inc. and Peregrine Remedy, Inc.

          2.5    Escrow Agreement, dated as of November 20, 2002, by and among J.P. Morgan Chase Bank, Peregrine Systems, Inc. and BMC Software, Inc.

          99.1    Press Release, dated November 21, 2002.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEREGRINE SYSTEMS, INC.
Date: December 5, 2002	By:	/s/ KATHRYN VIZAS Kathryn Vizas General Counsel

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EXHIBIT INDEX

Exhibit Number	Description
2.1	Acquisition Agreement, dated as of September 20, 2002, by and among BMC Software, Inc., Peregrine Systems, Inc. and Peregrine Remedy, Inc.
2.2	First Amendment to Acquisition Agreement, dated as of September 24, 2002, by and among BMC Software, Inc., Peregrine Systems, Inc. and Peregrine Remedy, Inc.
2.3	Second Amendment to Acquisition Agreement, dated as of October 25, 2002, by and among BMC Software, Inc., Peregrine Systems, Inc. and Peregrine Remedy, Inc.
2.4	Third Amendment to Acquisition Agreement, dated as of November 18, 2002, by and among BMC Software, Inc., Peregrine Systems, Inc. and Peregrine Remedy, Inc.
2.5	Escrow Agreement, dated as of November 20, 2002, by and among J.P. Morgan Chase Bank, Peregrine Systems, Inc. and BMC Software, Inc.
99.1	Press Release, dated November 21, 2002.

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  Item 2. Acquisition or Disposition of Assets.
  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX